EXHIBIT 99.1

                               EXCHANGE AGREEMENT

      This EXCHANGE AGREEMENT ("Agreement") is made and entered into as of the 2nd day of June, 2005, by and among HOMETOWN AUTO RETAILERS, INC. (the "Company"), a Delaware corporation with an office and place of business at 1309 South Main Street, Waterbury, Connecticut 06706; ERR ENTERPRISES, INC., ("ERR"), FAMILY FORD, INC. ("Family Ford"), SHAKER'S, INC. ("Shaker's"), SHAKER'S LINCOLN/MERCURY AUTO CARE, INC. ("Shaker's Lincoln/Mercury"), HOMETOWN BRATTLEBORO, INC. ("Hometown Brattleboro"), HOMETOWN AUTO FRAMINGHAM, INC. ("Hometown Framingham") BAY STATE REALTY HOLDINGS, INC. ("Bay State") and BRATTLEBORO REALTY HOLDINGS, INC. ("Brattleboro") (collectively the "New England Subsidiaries"), and the INDIVIDUALS LISTED ON EXHIBIT A attached hereto who are shareholders of Hometown and who are members of the Shaker family (the "Shaker Group").

      WHEREAS, the Company sells new and used cars and light trucks, provides maintenance and repair services, sells replacement parts, and provides related financing, insurance and service contracts through franchised dealerships located in New Jersey, New York, Connecticut, Massachusetts and Vermont which sell American and Asian automotive brands, including Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury, Mazda, Toyota and Chevrolet; and

      WHEREAS, the Company desires to transfer its business operations and real estate holdings located in the States of Connecticut, Massachusetts and Vermont, and to simultaneously assign the franchises relating to those business operations and real estate holdings, to the Shaker Group in exchange for all of their outstanding shares of common stock of the Company; and

      WHEREAS, the Company shall establish a Connecticut corporation called Shaker Auto Group, Inc. ("Shaker Auto Group") and shall transfer all of the shares of stock of the New England Subsidiaries, plus cash (in the amount determined herein) to Shaker Auto Group in exchange for all of the outstanding shares of common stock of Shaker Auto Group, and immediately thereafter the Company shall transfer all of the outstanding shares of common stock of Shaker Auto Group to the Shaker Group in exchange for all of their shares of common stock of the Company, subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the representations, warranties and mutual promises contained herein, the parties agree as follows:


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      1.    DEFINITIONS

      For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

"Assumed Liabilities" -- present obligations of the Company that Shaker Auto Group will assume and take assignment. Such obligations are more particularly set forth on the Balance Sheet described in Section 2.4. Shaker Auto Group shall not assume any obligation not identified on the Balance Sheet.

"Balance Sheet" - statement of financial position listing assets owned and liabilities owed as of a specific date, as described in Section 2.4.

"Best Efforts"-- the efforts that a prudent Person desiring to achieve a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions.

"Breach"-- a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

"Chevrolet" -- General Motors Corporation Chevrolet Division.

"Chrysler/Dodge/Jeep" - DaimlerChrysler.

"Closing" -- as defined in Section 2.3

"Closing Date"-- the date and time as of which the Closing actually takes place.

"Contemplated Transactions"-- all of the transactions contemplated by this Agreement, including:

      (a) the formation of Shaker Auto Group;

      (b) the exchanges, transfers and adjustments as provided in Section 2.1 and Section 2.2; and


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      (c) the performance by the Company and the Shaker Group of their respective covenants and obligations under this Agreement.

"Contract"-- any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

"Ford" -- Ford Motor Company

"Franchises" - (a) the Ford franchise operated through ERR and its subsidiary, Family Ford; (b) the Lincoln/Mercury franchise operated through ERR and its subsidiary, Shaker's, Inc.; (c) the Auto Care franchise operated through ERR and its subsidiary, Shaker's Lincoln/Mercury; (d) the Chrysler/Dodge/Jeep franchise operated through Hometown Brattleboro; and (e) the Lincoln/Mercury and Mazda franchises operated through Hometown Framingham (collectively referred to as the "Franchises").

"GAAP"-- generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Company's Balance Sheet was prepared.

"Legal Requirement"-- any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

"Lincoln/Mercury" - Ford Motor Company Lincoln Mercury Division.

"Mazda" - Mazda Motor of America, Inc.

"Order"-- any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other governmental body or by any arbitrator.

"Organizational Documents"-- (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (c) any amendment to any of the foregoing.

"Person"-- any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or governmental body.

"Proceeding"-- any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any governmental body or arbitrator.


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"Securities Exchange Act"-- the Securities Exchange Act of 1934 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

"Transferred Assets" -- The assets which the New England Subsidiaries must own at the time of the transfer of all of their shares of outstanding stock to Shaker Auto Group. Such assets are more particularly set forth in Section 2.1.2. The New England Subsidiaries shall not own any assets not identified in said
Section 2.1.2.

"Tax Return"-- any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any governmental body in connection with the determination, assessment, collection, or payment of any tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any tax.

"Threatened"-- a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing).

"Toyota" - Toyota Motor Sales USA, Inc.

"Working Capital" -- the amount of working capital of Shaker Auto Group as of the date of Closing shall be the amount calculated by adding the amount of cash plus Accounts Receivable plus New Motor Vehicles plus Rental Cars, plus Used Motor Vehicles plus Parts and Accessories Inventory plus prepaid expenses plus deposits, and then reducing that amount by floorplan notes payable, debt related to Rental Cars, accounts payable and accrued expenses.


      2.    EXCHANGES; CLOSING

            2.1   Transfer of New England Subsidiaries to Shaker Auto Group

                  2.1.1 Exchange of Stock. Subject to the terms and conditions of this Agreement, on or prior to the Closing Date: (a) the Company shall, assign, transfer, convey and deliver to Shaker Auto Group all of the Company's right, title and interest in and to all of the outstanding shares of stock of the New England Subsidiaries; and (b) the Company shall cause Shaker Auto Group to transfer to the Company 2,604,236 shares of common stock of Shaker Auto Group (representing all of the outstanding shares of common stock of Shaker Auto Group).


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                  In addition, subject to the terms and conditions of this
Agreement, on or prior to the Closing Date: (a) the Company shall cause Shaker Auto Group to assign, transfer, convey and deliver to Hometown Brattleboro all of Shaker Auto Group's right, title and interest in and to all of the outstanding shares of stock of Brattleboro; (b) the Company shall cause Shaker Auto Group to assign, transfer, convey and deliver to Hometown Framingham all of Shaker Auto Group's right, title and interest in and to all of the outstanding shares of stock of Bay State; (c) the Company shall, assign, transfer, convey and deliver to Hometown Newburgh, Inc. all of the Company's right, title and interest in and to all of the outstanding shares of stock of Newburgh Realty Holding Co., Inc.; (d) the Company shall, assign, transfer, convey and deliver to Hometown Newburgh, Inc. all of the Company's right, title and interest in and to all of the outstanding shares of stock of Hometown New Windsor, Inc.; and (e) the Company shall, assign, transfer, convey and deliver to Muller Chevrolet, Oldsmobile, Isuzu, Inc. all of the Company's right, title and interest in and to all of the outstanding shares of stock of Morristown Auto Sales, Inc.

                  2.1.2 Transferred Assets. On the Closing Date, the New England Subsidiaries shall possess the full right, title and interest in and to all of the following assets which are used by the New England Subsidiaries in conducting their business operations, free and clear of all liens and encumbrances; provided, however, that such assets shall remain subject to any liabilities to which the New England Subsidiaries are already subject, and to any liabilities which will be assumed by the New England Subsidiaries pursuant to Section 2.1.6 (collectively, the "Transferred Assets"):

                  (a) Franchises. All of the Franchises.

                  (b) Furniture, Fixtures and Equipment. All machinery, equipment, tools, supplies, leasehold improvements, furniture and fixtures, factory brand signs, factory brand special tools, lifts, compressors and front end alignment equipment, the computer system used by the New England Subsidiaries (or by the Company with regard to the operations of the New England Subsidiaries) to record its accounts payable, accounts receivable and general ledger, the telephone system and any other fixed assets owned by the New England Subsidiaries (or by the Company with regard to the operations of the New England Subsidiaries) (the "Furniture, Fixtures and Equipment") (as reflected on the Balance Sheet described in Section 2.4).

                  (c) Intangible Assets; Books and Records. True and complete copies of all of the New England Subsidiaries' business records, technical data, asset ledgers, customer lists and records, supplier records, telephone numbers, computer programs, correspondence and other files of the New England Subsidiaries created or maintained in connection with their business, the Franchises and the Transferred Assets (including information in the Company's computer database in such electronic format as will allow Shaker Auto Group to adapt such information for use in Shaker Auto Group's computer system).


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                  (d) New Motor Vehicles. Upon Shaker Auto Group's floor plan lender paying off the Company's floor plan lender, the Company shall transfer to Shaker Auto Group or its lender all "New Motor Vehicles," which shall be defined to mean all model Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury and Mazda motor vehicles owned by each of the New England Subsidiaries (or by the Company with regard to the operations of the New England Subsidiaries).

                  (e) Rental Cars. The Company shall transfer to Shaker Auto Group all "Rental Cars" used in the business operations of Shaker Auto Group and the New England Subsidiaries, subject to any debt related to the "Rental Cars" that is on the books of the Company, the New England Subsidiaries or any of the Company's other affiliates.

                  (f) Used Motor Vehicles. All of the New England Subsidiaries' inventory of "Used Motor Vehicles", which shall be defined to mean any used motor vehicles belonging to the New England Subsidiaries and held by the New England Subsidiaries for resale and which shall have an aggregate cost basis value of not more than Five Hundred Thousand ($500,000.00) Dollars in excess of the floor plan amount at the time of Closing. The value of any inventory of Used Motor Vehicles transferred that is in excess of Five Hundred Thousand ($500,000.00) Dollars shall result in a deduction from the payment to be made under Section 2.1.3 by the amount of such excess. The value of any inventory of Used Motor Vehicles transferred that is less than Five Hundred Thousand ($500,000.00) Dollars shall result in an increase in the payment to be made under Section 2.1.3 by the amount of such deficiency.

                  (g) Parts and Accessories. All of the New England Subsidiaries' inventory of parts and accessories, which is defined to mean any Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda parts and accessories, including parts and accessories purchased from any of their authorized manufacturers and/or third-party distributors (collectively, the "Parts and Accessories Inventory"). The Parts and Accessories Inventory shall have a cost basis value of not less than Five Hundred and Fifteen Thousand ($515,000.00) Dollars. If the value of the Parts and Accessories Inventory (as reflected on the Balance Sheet described in Section 2.4) is in excess of Five Hundred and Fifteen Thousand ($515,000.00) Dollars, the excess shall be deducted from the payment to be made under Section 2.1.3. If the value of the Parts and Accessories Inventory (as reflected on the Balance Sheet described in Section 2.4) is less than Five Hundred and Fifteen Thousand ($515,000.00) Dollars, the deficiency shall be added to the payment to be made under Section 2.1.3.

                  (h) Accounts Receivable. All of the New England Subsidiaries' Accounts Receivable, which is defined to mean all claims, accounts, notes and loans receivable and any other rights to receive money for payment for goods sold or leased or services rendered, or otherwise, including without limitation all accounts, accounts receivable, contract rights, chattel paper and instruments; provided, however, that any holdback monies not collected by the New England Subsidiaries from the manufacturers at the time of the Closing shall be excluded from Accounts Receivable. The Accounts Receivable shall have a value of not less than the amount of the accounts payable and accrued expenses assumed by Shaker Auto Group under
      Section 2.1.6. If the value of the Accounts Receivable (as reflected on the Balance Sheet described in Section 2.4) is greater than the amount of the accounts payable and accrued expenses assumed by Shaker Auto Group under Section 2.1.6, the excess will be deducted from the payment to be made under Section 2.1.3. If the value of the Accounts Receivable (as reflected on the Balance Sheet described in Section 2.4) is less than the amount of the accounts payable and accrued expenses assumed by Shaker Auto Group under Section 2.1.6, such deficiency shall be added to the payment to be made under Section 2.1.3.


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                  (i) Trade Names, Internet Access and Telephone Numbers. All
      right, title and interest of the Company in and to the names of the New England Subsidiaries, together with any trade name, service mark, domain name, software (including but not limited to any internet website computer program with necessary code, passwords and documentation to access e-mail and links to and from the business of any of the New England Subsidiaries, or to or from Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda), and the telephone numbers of the businesses of the New England Subsidiaries, so that Shaker Auto Group can continue the operations of the businesses of the New England Subsidiaries without delay or interruption.

                  2.1.3 Cash Payment to Shaker Auto Group. Immediately prior to the exchange of stock described in Section 2.1.1, the Company shall transfer to Shaker Auto Group in exchange for the stock of Shaker Auto Group the sum of Five Million ($5,000,000.00) Dollars by bank or certified check or by wire transfer as directed by Shaker Auto Group for the purposes provided in Section 5.3, subject, however, to adjustment as described in Section 2.1.2(f), Section 2.1.2(g) and Section 2.1.2(h).

                  2.1.4 Allowances and Credits The parties agree as follows with respect to all New Motor Vehicles and Rental Cars to be transferred to Shaker Auto Group hereunder (collectively the "Motor Vehicle Inventory"):

                  (a) As to the transferred Motor Vehicle Inventory relating to the operations of the New England Subsidiaries and invoiced by Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda to the New England Subsidiaries (or the Company with regard to the operations of the New England Subsidiaries) on or before Closing, the Company does hereby assign to Shaker Auto Group the value of any holdbacks (whether paid to the Company or otherwise) as reflected on the dealer invoice. The parties agree to remit to each other promptly any such sum due to the other, which payment was made in error by Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda and not already paid to the other.


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                  (b) As to transferred Motor Vehicle Inventory invoiced by
      Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda to the New England Subsidiaries (or the Company with regard to the operations of the New England Subsidiaries) on or before Closing, the Company does hereby assign to Shaker Auto Group any pre-delivery credit and/or allowances pertaining to such vehicles (as reflected on the Balance Sheet described in Section 2.4). The parties agree to remit to each other promptly any such sum due to the other, which payment was made in error by Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda and not already paid to the other.

                  (c) The parties agree to remit to each other promptly any other sums that may be due to the other, which payment was made in error by Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury or Mazda and not already paid to the other.

                  2.1.5 Excluded Assets Notwithstanding anything herein to the contrary, the assets of the New England Subsidiaries as of the Closing Date shall exclude all assets not described in Section 2.1.2, Section 2.1.3 and
Section 2.1.4. If any assets that are not described in Section 2.1.2, Section
2.1.3 or Section 2.1.4 are owned by the New England Subsidiaries prior to the Closing Date, the New England Subsidiaries do hereby transfer, assign and convey such assets to the Company (or to any assignee of the Company).

                  2.1.6 Assumed Liabilities. As of the Closing Date, the New England Subsidiaries or Shaker Auto Group shall assume and agree to pay, discharge or arrange to discharge and perform when lawfully due, all of the obligations, duties and liabilities that relate to the business of the New England Subsidiaries (as reflected on the Balance Sheet described in Section 2.4), including but not limited to: (a) the debt related to the Rental Cars, as described in Section 2.1.2(e); (b) that portion of the debt owed to The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC) referred to in the letter dated April 25, 2005 and identified as loan number 815010 as evidenced by a promissory note from Bay State Realty Holdings, Inc. dated April 16, 1999 in the original principal amount of $5,800,000.00; (c) the debt owed to Merchants Bank as evidenced by a promissory note from Brattleboro Realty Holdings, Inc. dated June 10, 2004 in the original principal amount of $1,050,000.00; (d) the debt owed to Ford Motor Company Credit in connection with floor plan financing; (e) the debt owed to Ford Motor Company Credit that is financing certain Daewoo Motor Co., Ltd. vehicles; (f) the debt owed to Bank of America, N.A., as evidenced by a promissory note from Shaker's Inc. dated December 23, 2004 in the original principal amount of $225,000.00; and (g) the debt owed to Consenzi Automotive Realty Limited Partnership, as evidenced by a promissory note from Brattleboro Realty Holdings, Inc. dated June 10, 2004 in the original principal amount of $300,000.00. The Company shall have no liability or obligation with respect to any obligations, duties and liabilities assumed by the New England Subsidiaries or Shaker Auto Group pursuant to this Section 2.1.6.


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                  The Shaker Group shall execute such documents as are necessary to release the Company from any obligations relating to the real property leased by the New England Subsidiaries and identified on Exhibit B and to enter into lease agreements for such properties with Shaker Auto Group or the New England Subsidiaries.

                  2.1.7 Excluded Liabilities. Except as set forth in Section 2.1.6, the parties expressly agree that Shaker Auto Group and the New England Subsidiaries shall not assume, agree to pay, perform, discharge or otherwise have any responsibility for any liability or obligation of the Company, fixed or contingent, and whether arising or to be performed prior to, on or after the Closing Date, that does not relate to the business of the New England Subsidiaries. Unless otherwise set forth herein and without limiting the generality of the foregoing, Shaker Auto Group and the New England Subsidiaries do not assume, and the Company shall pay, perform and discharge the following liabilities and obligations:

                  (a) All liabilities and obligations of the Company for taxes, assessments, interest or penalties thereon, and other similar governmental charges arising out of or related to the Company's operation of its business prior to the Closing Date; and

                  (b) All other liabilities and obligations of the Company, other than the Assumed Liabilities.

            2.2 Exchange of Stock of Shaker Auto Group for Stock of the Shaker Group.

            Subject to the terms and conditions of this Agreement, immediately following the exchange described in Section 2.1, the Company shall assign, transfer, convey and deliver to the Shaker Group all of the Company's right, title and interest in and to all of the outstanding shares of stock of Shaker Auto Group, and the Shaker Group shall transfer to the Company all of the outstanding shares of common stock of the Company which they own (representing 801,736 shares of Class A common stock of the Company and 1,802,500 shares of Class B common stock of the Company). The shares of common stock of Shaker Auto Group shall be transferred to each member of the Shaker Group in the amount set forth in Exhibit A.


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            2.3   Closing

            The Closing will take place at the offices of the Company or at such other location as shall be mutually agreeable to the parties hereto. The closing shall take place no later than fourteen (14) days after the satisfaction or waiver of all of the conditions set forth in Section 6 and Section 7 of this Agreement, provided that all material authorizations, consents, approvals, waivers and releases necessary for the Company to consummate the transactions contemplated hereby shall have been obtained, including, without limitation, the obtaining of shareholder and director approvals pursuant to the requirements of the Delaware General Corporation Law and applicable provisions of the Securities Exchange Act, as amended.

            2.4   Balance Sheet

            As of a date prior to the Closing Date, the Company shall cause to be prepared a statement of financial position listing the assets owned and the liabilities owed of Shaker Auto Group and the New England Subsidiaries, determined as if such entities were the only members of a controlled group of corporations on such date and excluding therefrom the assets owned and the liabilities owed of the Company not attributable to Shaker Auto Group and the New England Subsidiaries (the "Interim Balance Sheet"). The Interim Balance Sheet shall fairly present, in all material respects, the assets and liabilities of Shaker Auto Group and the New England Subsidiaries as at the date thereof.

            Within sixty (60) days following the Closing Date, the Company and the Shaker Group shall jointly perform such reasonable "true-up" procedures to the Interim Balance Sheet as they may reasonably agree to prior to the Closing Date to establish the financial position of Shaker Auto Group and the New England Subsidiaries as of the Closing Date. Such procedures shall take into account, among other things: (a) information made available to the Company and the Shaker Group after the Closing Date regarding inventory in transit or located at seller locations as of the Closing Date; (b) the payment of invoices by Shaker Auto Group and the New England Subsidiaries through to and including the Closing Date; and (c) the quantification of the sale and purchase of inventory through to and including the Closing Date. As a result of such "true-up" procedures, the Company and the Shaker Group shall cause to be prepared a final statement of financial position listing the assets owned and the liabilities owed of Shaker Auto Group and the New England Subsidiaries as of the Closing Date (the "Final Balance Sheet"). The Final Balance Sheet shall be deemed to be the Balance Sheet for all purposes of this Agreement, including but not limited to making the adjustments required by Section 2.1.2(f), Section 2.1.2(g) and Section 2.1.2(h).


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      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Shaker Group as follows:

            3.1   Organization and Good Standing

            The Company and the New England Subsidiaries are each corporations duly organized, validly existing, and in good standing under the laws of their respective jurisdictions, with full corporate power and authority to own, operate and/or lease the Transferred Assets and to conduct their businesses as they are now being conducted and to perform all their obligations under this Agreement.

            3.2   Authority

            This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms. Upon the execution and delivery by the Company of the documents identified in
Section 8.1 (collectively, the "Company's Closing Documents"), the Company's Closing Documents will constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Company has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Company's Closing Documents and to perform its obligations under this Agreement and the Company's Closing Documents.

            Additionally, neither the execution and delivery of this Agreement by the Company nor the consummation or performance of any of the Contemplated Transactions by the Company will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

            (i)   any provision of the Company's Organizational Documents;

            (ii) any resolution adopted by the board of directors or the stockholders of the Company;

            (iii) any Legal Requirement or Order to which the Company may be subject; or

            (iv) any Contract to which the Company is a party or by which the Company may be bound.

            The Company is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions, except for the consent and approval of Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury, Mazda, Toyota, Chevrolet, The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC), Merchants Bank, Ford Motor Company Credit, Comerica Bank, Bank of America, N.A. and Consenzi Automotive Realty Limited Partnership. Except as set forth herein, no consent, authorization or approval of, or filing with or exemption by any governmental, corporate, public or self-regulatory body or authority or any other person is required in connection with the execution and delivery by the Company of this Agreement or any ancillary agreements, or the consummation by the Company of any of the Contemplated Transactions.


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            3.3   Title to Assets; Encumbrances

            The Company has good and marketable title to all of the Transferred Assets and owns such assets, free and clear of any Liens or other encumbrances and any rights of third parties, other than: (a) the floor plan financing on the Company's New Motor Vehicles; (b) the debt related to the Rental Cars; (c) the debt owed to The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC); (d) the debt owed to Merchants Bank; (e) the debt owed to Ford Motor Company Credit in connection with floor plan financing; (f) the debt owed Ford Motor Company Credit that is financing certain Daewoo Motor Co., Ltd. vehicles; (g) the debt owed to Bank of America, N.A.; (h) the debt owed to Consenzi Automotive Realty Limited Partnership; and
(i) any other Assumed Liabilities. "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of an agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in connection with a mortgage, pledge, security interest, encumbrance, lien or charge).

            3.4   Taxes

            (a) There are no, and by reason of the consummation of the transactions contemplated hereby, there will be no, tax liabilities of the Company which could result in any transferee liability to Shaker Auto Group, the New England Subsidiaries or the Shaker Group, or which could attach to the Transferred Assets.

            As used in this Agreement, "tax" or "taxes" shall mean taxes of any kind payable to any taxing authority of the United States (Federal, state or local) or any country or jurisdiction including, without limitation: (a) income, gross receipts, ad valorem, value added, sales, use, service, franchise, profits, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes; (b) customs duties, imports, charges, levies or other assessments of any kind; (c) interest, penalties, and addition to tax imposed with respect to the above taxes; and (d) any damages, costs, expenses, fees or other liabilities arising from such tax or taxes.

            (b) The Company has filed or caused to be filed all Tax Returns that are or were required to be filed. The Company has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by the Company, except such taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Balance Sheet described in Section 2.4. All Tax Returns filed by (or that include on a consolidated basis) the Company are true, correct, and complete. There is no tax sharing agreement that will require any payment by the Company after the date of this Agreement.

            3.5   No Material Adverse Change

            Since the date of the Company's balance sheet dated March 31, 2005, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the Company (excluding the business, operations, properties, prospects, assets or condition of the New England Subsidiaries), and no event has occurred or circumstance exists that may result in such a material adverse change.

            3.6   Legal Proceedings

            There is no action, suit, Proceeding, arbitration, claim, investigation or inquiry ("Litigation") the purpose of which is to prevent the consummation of the transactions contemplated by this Agreement that is ongoing, pending or, to the best of the Company's knowledge, Threatened, before or by any foreign or United States Federal, state, municipal or other governmental, administrative or self-regulatory instrumentality or agency (or any private arbitration tribunal).

            The Company has not received notice of any Order, judgment or decree of any court, tribunal, agency or self-regulatory body enjoining the Company from taking (or requiring the Company to take) action of any kind, or to which the Company is bound (excluding any Order, judgment or decree relating to the business, operations, properties, prospects, assets or condition of the New England Subsidiaries).

            3.7   Employee Benefit Plans, etc.

            The Company shall assist Shaker Auto Group in establishing benefit plans for the employees of the New England Subsidiaries following the Closing Date that are comparable to the benefit plans maintained by the Company.

            3.8   Easycare Service Warranties

            Shaker Auto Group and the New England Subsidiaries shall continue to service Easycare Service Warranties until such time as the current advance on such warranties has been repaid. Any revenues from Easycare Service Warranties sold after the Closing Date, as well as any retroactive premiums paid, will be allocated to Shaker Auto Group to the extent it is sold at one of the New England Subsidiaries, and to the Company to the extent it is sold at the retained dealerships of the Company.

      4.    REPRESENTATIONS AND WARRANTIES OF SHAKER GROUP

      The Shaker Group represents and warrants to the Company as follows:

            4.1   Authority

            This Agreement constitutes the legal, valid, and binding obligation of the Shaker Group, enforceable against the Shaker Group in accordance with its terms. Upon the execution and delivery by the Shaker Group of the documents identified in Section 8.2 (collectively, the "Shaker Group's Closing Documents") the Shaker Group's Closing Documents will constitute the legal, valid, and binding obligations of the Shaker Group, enforceable against the Shaker Group in accordance with their respective terms. The Shaker Group has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Shaker Group's Closing Documents and to perform their obligations under this Agreement and the Shaker Group's Closing Documents.

            Additionally, neither the execution and delivery of this Agreement by the Shaker Group nor the consummation or performance of any of the Contemplated Transactions by the Shaker Group will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

            (i) any Legal Requirement or Order to which the Shaker Group may be subject; or

            (ii) any Contract to which the Shaker Group is a party or by which the Shaker Group may be bound.

            The Shaker Group is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions, except for the consent and approval of Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury, Mazda, Toyota, Chevrolet, The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC), Merchants Bank, Ford Motor Company Credit, Comerica Bank, Bank of America, N.A. and Consenzi Automotive Realty Limited Partnership. Except as set forth herein, no consent, authorization or approval of, or filing with or exemption by any governmental, corporate, public or self-regulatory body or authority or any other person is required in connection with the execution and delivery by the Shaker Group of this Agreement or any ancillary agreements, or the consummation by the Shaker Group of any of the Contemplated Transactions.

            4.2   Legal Proceedings

            There is no action, suit, Proceeding, arbitration, claim, investigation or inquiry ("Litigation") the purpose of which is to prevent the consummation of the transactions contemplated by this Agreement that is ongoing, pending or, to the best of the Shaker Group's knowledge, Threatened, before or by any foreign or United States Federal, state, municipal or other governmental, administrative or self-regulatory instrumentality or agency (or any private arbitration tribunal).

            The Shaker Group has not received notice of any Order, judgment or decree of any court, tribunal, agency or self-regulatory body enjoining the Shaker Group from taking (or requiring the Shaker Group to take) action of any kind, or to which the Shaker Group is bound, relating to the business, operations, properties, prospects, assets or condition of the New England Subsidiaries.

      5. CERTAIN AGREEMENTS AND CERTAIN PRE- AND POST-CLOSING COVENANTS OF THE PARTIES

            5.1   Operation of the Business of the Company

            Between the date of this Agreement and the Closing Date, each party to this Agreement shall use its reasonable Best Efforts to ensure that the Company conducts its business only in the ordinary course, and shall use its reasonable Best Efforts to preserve intact the business of the Company.

            5.2   Access to Business

            Between the date of this Agreement and the Closing Date, each party shall afford the other parties and the other parties' accountants, counsel, consultants and other representatives reasonable access to the party's premises and to all of its books, contracts, commitments, records, and personnel, to the extent required by the other parties' lending institutions.

            5.3   Plan of Reorganization

            The parties hereto intend that the transactions contemplated by this Agreement constitute a reorganization under Section 355 and Section 368 of the Internal Revenue Code of 1986, as amended, and that this Agreement constitute a plan of reorganization within the meaning of such provisions. The transactions contemplated by this Agreement are an ordinary and necessary incident of the conduct of the Company's corporate enterprise.

            The primary purpose of the cash payment to Shaker Auto Group required by Section 2.1.3 is: (a) to equalize the value of the Shaker Group's stock interest in the Company with the value of the stock of Shaker Auto Group that the Shaker Group is to receive in the transactions; and (b) to provide Shaker Auto Group with necessary working capital.


      6. CONDITIONS PRECEDENT TO THE SHAKER GROUP'S OBLIGATION TO CLOSE

      The Shaker Group's obligation to acquire Shaker Auto Group and the New England Subsidiaries in exchange for its shares of common stock of the Company, and to take the other actions required to be taken by the Shaker Group at the Closing, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Shaker Group, in whole or in part):

            6.1   Representations and Warranties True as of the Closing Date.

            The representations and warranties made by the Company in this Agreement, or in any schedule, certificate or document delivered by the Company to the Shaker Group pursuant to the provisions hereof, shall have been true in all material respects on the date hereof, without regard to any schedule updates furnished by the Company after the date hereof, and shall be true and correct in all material aspects on and as of the Closing Date with the same force and effect as though such representations and warranties were made as of the Closing Date.

            6.2   Compliance with this Agreement.

            The Company shall have performed and complied with in all material respects all agreements, conditions, covenants and obligations required by this Agreement to be performed or complied with by it prior to or by the Closing Date.

            6.3   Compliance with the Securities Laws.

            The Company, with the cooperation of the Shaker Group, shall have filed an information statement with the Securities and Exchange Commission (the "SEC"), and the Company and the Shaker Group shall have taken such other actions as are necessary under the Federal and state securities laws to permit the consummation of the transactions contemplated by this Agreement.

            6.4   No Threatened or Pending Litigation.

            On the Closing Date, no suit, action or other Proceeding, or injunction or final judgment relating thereto, shall be threatened or pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the consummation of the transactions contemplated by this Agreement, and no investigation that might result in any such suit, action or Proceeding shall be pending or threatened.

            6.5   Opinion of Duff & Phelps LLC.

            The Special Committee of the board of directors of the Company shall have obtained an opinion from Duff & Phelps LLC, in form and substance satisfactory to the Special Committee, indicating that the consideration to be received by the Company as a result of the transactions contemplated by this Agreement is fair, from a financial point of view, to the unaffiliated public stockholders of the Company (i.e., the stockholders of the Company who are not directors or officers of the Company and who are not affiliated with the Shaker Group or any entities that the Shaker Group or any member thereof controls).

            6.6   Tax-Free Exchange Opinion.

            The Company and the Shaker Group shall have obtained an opinion from BDO Seidman, LLP, the Company's certified public accountants, in form and substance satisfactory to the Company and the Shaker Group, indicating that the transactions contemplated by this Agreement will qualify as tax-free exchanges under the Internal Revenue Code of 1986, as amended, and will not cause the recognition of income by either the Company or the Shaker Group for federal income tax purposes. In order to obtain such opinion, on the Closing Date the Shaker Group shall not have any options to acquire shares of common stock of the Company.

            6.7   Consents and Approvals.

            (a) The stockholders of the Company shall have approved the transactions contemplated by this Agreement in accordance with the requirements of the General Corporation Law of the State of Delaware.

            (b) Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury, Mazda, Toyota and Chevrolet shall have approved Shaker Auto Group as the transferee of the Franchises in accordance with the terms of this Agreement.

            (c) Shaker Auto Group shall have obtained floor plan financing in accordance with the terms of this Agreement.

            (d) Each obligee of the Assumed Liabilities under Section 2.1.6 shall have consented to the release of the Company from any and all liability relating to the Assumed Liabilities to the extent required by the terms of the Assumed Liabilities, without such release being deemed to be an event of default and without imposing any material loan modifications unless approved by the Shaker Group and the Company. In particular and not by way of limitation, the obligee of the debt related to the Rental Cars, The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC), Merchants Bank, Ford Motor Company Credit, Bank of America, N.A. and Consenzi Automotive Realty Limited Partnership shall each have consented to the release of the Company from any and all liability relating to the debt owed to such obligee in connection with the business operations of the New England Subsidiaries.

            6.8   Working Capital

            Immediately following the Closing, Shaker Auto Group will have Working Capital of $6,015,000.

            6.9   Additional Documents

            The Company must have delivered to the Shaker Group such documents as the Shaker Group may reasonably request for the purpose of (a) evidencing the accuracy of any of the Company's representations and warranties, (b) evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company, and (c) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

            6.10  No Prohibition

            Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause the Shaker Group or any Person affiliated with the Shaker Group to suffer any material adverse consequence under any applicable Legal Requirement or Order.

      7. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE

      The Company's obligation to make the exchanges described in Section 2.1 and Section 2.2, and to take the other actions required to be taken by the Company at the Closing, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

            7.1   Representations and Warranties True as of the Closing Date.

            The representations and warranties made by the Shaker Group in this Agreement, or in any schedule, certificate or document delivered by the Shaker Group to the Company pursuant to the provisions hereof, shall have been true in all material respects on the date hereof, without regard to any schedule updates furnished by the Shaker Group after the date hereof, and shall be true and correct in all material aspects on and as of the Closing Date with the same force and effect as though such representations and warranties were made as of the Closing Date.

            7.2   Compliance with this Agreement.

            The Shaker Group shall have performed and complied with in all material respects all agreements, conditions, covenants and obligations required by this Agreement to be performed or complied with by it prior to or by the Closing Date.

            7.3   Compliance with the Securities Laws.

            The Company, with the cooperation of the Shaker Group, shall have filed an information statement with the Securities and Exchange Commission (the "SEC"), and the Company and the Shaker Group shall have taken such other actions as are necessary under the Federal and state securities laws to permit the consummation of the transactions contemplated by this Agreement.

            7.4   No Threatened or Pending Litigation.

            On the Closing Date, no suit, action or other Proceeding, or injunction or final judgment relating thereto, shall be threatened or pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the consummation of the transactions contemplated by this Agreement, and no investigation that might result in any such suit, action or Proceeding shall be pending or threatened.

            7.5   Opinion of Duff & Phelps LLC.

            The Special Committee of the board of directors of the Company shall have obtained an opinion from Duff & Phelps, LLC, in form and substance satisfactory to the Special Committee, indicating that the consideration to be received by the Company as a result of the transactions contemplated by this Agreement is fair, from a financial point of view, to the unaffiliated public stockholders of the Company (i.e., the stockholders of the Company who are not directors or officers of the Company and who are not affiliated with the Shaker Group or any entities that the Shaker Group or any member thereof controls).

            7.6   Tax-Free Exchange Opinion.

            The Company and the Shaker Group shall have obtained an opinion from BDO Seidman, LLP, the Company's certified public accountants, in form and substance satisfactory to the Company and the Shaker Group, indicating that the transactions contemplated by this Agreement will qualify as tax-free exchanges under the Internal Revenue Code of 1986, as amended, and will not cause the recognition of income by either the Company or the Shaker Group for Federal income tax purposes. In order to obtain such opinion, on the Closing Date the Shaker Group shall not have any options to acquire shares of common stock of the Company.

            7.7   Consents and Approvals.

            (a) The stockholders of the Company shall have approved the transactions contemplated by this Agreement in accordance with the requirements of the General Corporation Law of the State of Delaware.

            (b) Ford, Chrysler/Dodge/Jeep, Lincoln/Mercury, Mazda, Toyota and Chevrolet shall have approved Shaker Auto Group as the transferee of the Franchises in accordance with the terms of this Agreement.

            (c) Shaker Auto Group shall have obtained floor plan financing in accordance with the terms of this Agreement.

            (d) Each obligee of the Assumed Liabilities under Section 2.1.6 shall have consented to the release of the Company from any and all liability relating to the Assumed Liabilities to the extent required by the terms of the Assumed Liabilities, without such release being deemed to be an event of default and without imposing any material loan modifications unless approved by the Shaker Group and the Company. In particular and not by way of limitation, the obligee of the debt related to the Rental Cars, The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC), Merchants Bank, Ford Motor Company Credit, Bank of America, N.A. and Consenzi Automotive Realty Limited Partnership shall each have consented to the release of the Company from any and all liability relating to the debt owed to such obligee in connection with the business operations of the New England Subsidiaries.

            (e) Each member of the Shaker Group, and each individual related to any member of the Shaker Group who is listed in Exhibit C, shall have resigned as an employee, director and/or officer of the Company and each affiliate of the Company other than the New England Subsidiaries, effective as of the Closing Date.

            7.8   Working Capital

            Immediately following the Closing, Shaker Auto Group will have Working Capital of $6,015,000.

            7.9   Additional Documents

            The Shaker Group must have delivered to the Company such documents as the Company may reasonably request for the purpose of (a) evidencing the accuracy of any of the Shaker Group's representations and warranties, (b) evidencing the performance by the Shaker Group of, or the compliance by the Shaker Group with, any covenant or obligation required to be performed or complied with by the Shaker Group, and (c) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

            7.10  No Prohibition

            Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause the Company or any Person affiliated with the Company to suffer any material adverse consequence under any applicable Legal Requirement or Order.

      8.    DELIVERIES AT CLOSING

            8.1 The Company's Documents. Subject to the Shaker Group's satisfaction of its obligations hereunder, the Company shall execute and/or deliver to the Shaker Group at the Closing, the following instruments and documents, all of which shall be in form and substance as set forth in an applicable Exhibit hereto or, if not so set forth, otherwise as may be reasonably acceptable to the Shaker Group:

            (a) The Company shall organize Shaker Auto Group and shall deliver to Shaker Auto Group all of the outstanding shares of stock of the New England Subsidiaries, together with such assignments and instruments of transfer as shall be necessary and reasonably requested by the Shaker Group in order to assign and transfer, or to evidence the assignment and transfer of, the shares of stock of the New England Subsidiaries to Shaker Auto Group, all in a form and substance satisfactory to the Shaker Group and its counsel.

            (b) The Company shall deliver to the Shaker Group all of the outstanding shares of stock of Shaker Auto Group, together with such assignments and instruments of transfer as shall be necessary and reasonably requested by the Shaker Group in order to assign and transfer, or to evidence the assignment and transfer of, the shares of stock of Shaker Auto Group to the Shaker Group, all in a form and substance satisfactory to the Shaker Group and its counsel.

            (c) The Company shall deliver to the Shaker Group a certificate of the Company stating that all representations and warranties of the Company set forth in Article 3 herein are true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date in the form as attached as Exhibit D, which is incorporated herein by reference.

            (d) The Company shall deliver to the Shaker Group copies of the following documents certified by an authorized corporate officer of the respective corporation to be true, correct and complete: (i) certificate of good standing of the Company, Shaker Auto Group and the New England Subsidiaries from the Secretary of State of their respective states of incorporation; (ii) resolutions approved by the board of directors and stockholder(s) of the Company, Shaker Auto Group and the New England Subsidiaries in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby; (iii) Certificate of Incorporation of the Company, Shaker Auto Group and the New England Subsidiaries; and (iv) Bylaws of the Company, Shaker Auto Group and the New England Subsidiaries.

            (e) The Company shall deliver to the Shaker Group a duly executed Assumption of Liabilities Agreement in the form as attached as Exhibit E.

            (f) The Company shall deliver to the Shaker Group all client lists and data bases relating to either the sales and/or service and parts operations currently maintained by the New England Subsidiaries.

            (g) The Company shall deliver to the Shaker Group all of the Company's books and records, including, but not limited to, all of the Company's licenses and permits, relating to Shaker Auto Group and the New England Subsidiaries.

            (h) The Company shall deliver to the Shaker Group such other documents as shall reasonably be requested by the Shaker Group in order to effectively carry out the transactions contemplated by this Agreement, duly executed by the Company where appropriate.

            8.2   The Shaker Group's Documents

            Subject to the Company's satisfaction of its obligations hereunder, the Shaker Group shall execute and/or deliver to the Company at the Closing, the following instruments and documents, all of which shall be in form and substance as set forth in an applicable Exhibit hereto or, if not so set forth, otherwise as may be reasonably acceptable to the Company:

            (a) The Shaker Group shall deliver to the Company all of the outstanding shares of stock of the Company which the Shaker Group owns, together with such assignments and instruments of transfer as shall be necessary and reasonably requested by the Company in order to assign and transfer, or to evidence the assignment and transfer of, the shares of stock of the Company which the Shaker Group owns to the Company, all in a form and substance satisfactory to the Company and its counsel.

            (b) The Shaker Group shall deliver to the Company a certificate of the Shaker Group stating that all representations and warranties of the Shaker Group set forth in Article 4 herein are true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date in the form as attached as Exhibit F, which is incorporated herein by reference.

            (c) The Shaker Group shall deliver to the Company such other documents as shall reasonably be requested by the Company in order to effectively carry out the transactions contemplated by this Agreement, duly executed by the Shaker Group where appropriate.

      9.    INDEMNIFICATION

            9.1   Indemnification by the Company

            The Company shall indemnify, defend and hold harmless the Shaker Group from, against, and with respect to any and all losses, damages, claims, obligations, liabilities, costs and expenses (including without limitation reasonable attorneys' fees and costs, consequential damages, and expenses incurred in investigating, preparing, defending against or prosecuting any litigation, claims, proceeding or demand), of any kind or character (a "Loss") arising out of or in connection with any of the following:

            (a) any Breach of any of the representations or warranties of the Company contained in or made pursuant to this Agreement;

            (b) any failure by the Company to perform or observe, in full, or in part, any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement;

            (c) any and all liabilities and obligations of the Company (other than the Assumed Liabilities) of any kind or nature whatsoever, whether accrued, absolute, contingent or otherwise, known or unknown; or

            (d) any action brought by one or more of the stockholders of the Company against any member of the Shaker Group which is based on the Contemplated Transactions or upon any violation of Sections 9.1(a), (b) or (c) above; provided, however, that such indemnification shall not apply to any claim based upon the operations of the New England Subsidiaries or upon the fraud or misrepresentation of any member of the Shaker Group.

            9.2   Indemnification by the Shaker Group

            The Shaker Group shall indemnify, defend and hold harmless the Company (or such individual or legal entity as it may designate) and its shareholders, officers, directors, agents, employees, affiliates, and assigns, from, against, and with respect to any and all losses, damages, claims, obligations, liabilities, costs and expenses (including without limitation reasonable attorneys' fees and costs, consequential damages, and expenses incurred in investigating, preparing, defending against or prosecuting any litigation, claims, proceeding or demand), of any kind or character (a "Loss") arising out of or in connection with any of the following:

            (a) any Breach of any of the representations or warranties of the Shaker Group contained in or made pursuant to this Agreement;

            (b) any failure by the Shaker Group to perform or observe, in full, or in part, any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement; or

            (c) any and all liabilities and obligations of the Shaker Group (including but not limited to the Assumed Liabilities) of any kind or nature whatsoever, whether accrued, absolute, contingent or otherwise, known or unknown.

      10.   GENERAL PROVISIONS

            10.1  Brokers or Finders

            Neither party, nor their officers and agents, have incurred any obligations or liabilities, contingent or otherwise, for brokerage or finders' fees or agents commissions or other similar payment in connection with this Agreement, and each party will indemnify and hold the other harmless from any such payment alleged to be due as a result of the transfer.

            10.2  Expenses

            Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants in connection with this Agreement and the Contemplated Transactions; provided, however, that, in the event that the Shaker Group refinances any debt owed to The First National Bank of Chicago, as Trustee For The Registered Holders of Falcon Franchise Loan Trust 1991-1 Franchise Loan Backed Bonds (as successor in interest to Falcon Financial, LLC) which results in a reduction in the "loan modification fee" or in the "Due Diligence Deposit" payable by the Company pursuant to that certain April 25, 2005 proposal letter from Falcon Financial II, LLC to the Company (any such reduction to be determined by Falcon Financial II, LLC, at its discretion, and being hereinafter referred to as the "Savings"), then the Company will reimburse the Shaker Group for its actual out of pocket (incurred and paid) refinancing costs up to an amount not to exceed the lesser of : (i) such Savings; or (ii) $37,500; and provided, further, that it is understood and agreed that the Company shall bear all costs incurred in completing the transactions contemplated under the aforesaid April 25, 2005 proposal letter from Falcon Financial II, LLC to the Company, so long as the same do not include any prepayments or prepayment fees related to debts owed by the Shaker Group and/or the New England Subsidiaries.

            10.3  Public Announcements

            Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as both parties mutually agree. Unless consented to by the Company in advance or required by Legal Requirements, prior to the Closing the Company and the Shaker Group shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. The Company and the Shaker Group will consult with each other concerning the means by which the Company' employees, customers, and suppliers and others having dealings with the Company will be informed of the Contemplated Transactions, and both parties will have the right to be present for any such communication.

            10.4  Confidentiality

            Between the date of this Agreement and the Closing Date, the Company and the Shaker Group will maintain in confidence, exercising Best Efforts, and will cause the directors, officers, employees, agents, and advisors of the Company to maintain in confidence (and will not use to the detriment of the other party) any written, oral, or other information obtained in confidence from written information stamped "confidential" when originally furnished by the other party in connection with this Agreement or the Contemplated Transactions, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

            10.5  Notices

            All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Company:    Hometown Auto Retailers, Inc.
            1309 South Main Street
            Waterbury, Connecticut 06706
Attention:  William C. Muller, Jr.
Facsimile No.:    (203) 756-1339

With a copy to:
Richard L. Emerson, Esq.
Gager, Emerson, Rickart, Bower & Scalzo, LLP
2 Stony Hill Road
Suite 208
Bethel, Connecticut 06801
Facsimile No.:    (203) 207-5407

Shaker Group:     Corey E. Shaker
                  1309 South Main Street
                  Waterbury, CT  06706

With a copy to:
Robert S. Cooper, Esq.
Zeldes, Needle & Cooper
1000 Lafayette Boulevard
Bridgeport, Connecticut  06601-1740
Facsimile No.:    (203) 333-1489

            10.6  Jurisdiction; Service of Process

            Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of Connecticut or, if it can acquire jurisdiction, in the United States District Court for the District of Connecticut, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. The prevailing party in any action or proceeding shall be entitled to reasonable attorney's fees and costs.

            10.7  Further Assurances

            The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement and (d) to provide information to the other after the Closing to assist the other in responding to claims, disputes and litigation.

            10.8  Waiver

            The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

            10.9  Entire Agreement and Modification

            This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

            10.10 Severability

            If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            10.11 Section Headings; Construction

            The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

            10.12 Governing Law

            This Agreement will be governed by the laws of the State of Connecticut without regard to conflicts of laws principles.

            10.13 Counterparts

            This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

            10.14 Arm's Length Negotiations

            Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

            10.15 Bulk Transfer Laws

            The Company and the Shaker Group shall comply in all respects with the notification requirements of any State Taxing Authority with respect to a bulk transfer to the extent applicable to the transactions contemplated by this Agreement.

            IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

COMPANY:

HOMETOWN AUTO RETAILERS, INC.             ATTESTED:

By:/s/ William C. Muller, Jr.                         /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      William C. Muller, Jr.                          Charles F. Schwartz
      Its Vice President                              Its Secretary

NEW ENGLAND SUBSIDIARIES:

ERR ENTERPRISES, INC.                     ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary

FAMILY FORD, INC.                         ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary

SHAKER'S, INC.                                  ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary


SHAKER'S LINCOLN/MERCURY AUTO CARE  ATTESTED:
INC.

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary

HOMETOWN BRATTLEBORO, INC.                ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary


HOMETOWN AUTO FRAMINGHAM, INC.            ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary


BAY STATE REALTY HOLDINGS, INC.           ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary

BRATTLEBORO REALTY HOLDINGS, INC.         ATTESTED:

By:/s/ Corey Shaker                                   /s/Charles F. Schwartz
   ---------------------------------------            ----------------------
      Corey Shaker                                    Charles F. Schwartz
      Its President                                   Its Secretary

THE SHAKER GROUP:

                                                WITNESSED:


/s/ Corey Shaker                                /s/ Lillian Shaker
---------------------------------------         ----------------------
Corey Shaker                                    Lillian Shaker

                                                WITNESSED:


/s/ Corey Shaker                                /s/ Lillian Shaker
---------------------------------------         ----------------------
Corey Shaker, Custodian for Lindsay Shaker      Lillian Shaker

                                                WITNESSED:


/s/ Corey Shaker                                /s/ Lillian Shaker
---------------------------------------         ----------------------
Corey Shaker, Custodian for Kristen Shaker      Lillian Shaker

                                                WITNESSED:


/s/ Corey Shaker                                /s/ Lillian Shaker
---------------------------------------         ----------------------
Corey Shaker, Custodian for Edward Shaker       Lillian Shaker

Edward Shaker Family Trust                      WITNESSED:


By /s/ Corey Shaker                             /s/ Lillian Shaker
---------------------------------------         ----------------------
    Corey Shaker                                Lillian Shaker
    Its Trustee

                                                WITNESSED:


/s/ Joseph Shaker                               /s/ Judy Austin
---------------------------------------         ----------------------
Joseph Shaker                                   Judy Austin


Shaker Irrevocable Trust                              WITNESSED:


By /s/ Joseph Shaker                            /s/ Judy Austin
   ------------------------------------         ----------------------
    Joseph Shaker                               Judy Austin
    Its Trustee

Richard Shaker Family Trust                     WITNESSED:


By /s/ Joseph Shaker                            /s/ Judy Austin
   ------------------------------------         ----------------------
    Joseph Shaker                               Judy Austin
    Its Trustee

                                                WITNESSED:


/s/ Steven Shaker                               /s/ Lillian Shaker
---------------------------------------         ----------------------
Steven Shaker                                   Lillian Shaker

                                                WITNESSED:


/s/ Janet Shaker                                /s/ Lillian Shaker
---------------------------------------         ----------------------
Janet Shaker                                    Lillian Shaker

                                                WITNESSED:


/s/ Paul Shaker                                 /s/ Lillian Shaker
---------------------------------------         ----------------------
Paul Shaker                                     Lillian Shaker

                                                WITNESSED:


/s/ Edward D. Shaker                            /s/ Labebe Shaker
---------------------------------------         ----------------------
Edward D. Shaker                                Labebe

                                                WITNESSED:


/s/ Edward Shaker                               /s/ Labebe Shaker
---------------------------------------         ----------------------
Edward Shaker                                   Labebe Shaker

                                                WITNESSED:


/s/ Lillian Shaker                              /s/ Janet Shaker
---------------------------------------         ----------------------
Lillian Shaker                                  Janet Shaker

                                                WITNESSED:


/s/ Richard Shaker                              /s/ Labebe Shaker
---------------------------------------         ----------------------
Richard Shaker                                  Labebe Shaker

                                                WITNESSED:


/s/ Rose Shaker                                 /s/ Lillian Shaker
---------------------------------------         ----------------------
Rose Shaker                                     Lillian Shaker

                                    EXHIBIT A

                                  Shaker Group



                           Company Class A   Company Class B   Shaker Auto Group
Name                        Common Stock      Common Stock       Common Stock
----                       ---------------   ---------------   ---------------

Corey Shaker                       120,142           249,100           369,242
Corey Shaker,
   Custodian for
   Lindsay                              24                24

Corey Shaker,
   Custodian for
   Kristen                              24                24

Corey Shaker,
   Custodian for
   Edward                               24                24

Edward Shaker
    Family Trust                    15,980            15,980

Joseph Shaker                      147,826           265,832           413,658

Shaker Irrevocable
   Trust                            40,000            40,000

Richard Shaker
   Family Trust                     15,980            15,980

Steven Shaker                      115,142           206,424           321,566

Janet Shaker                        71,428           227,668           299,096

Paul Shaker                        218,268           218,268

Edward D. Shaker                   107,142           206,612           313,754

Edward Shaker                      112,142           175,404           287,546

Lillian Shaker                      13,700            13,700

Richard Shaker                     114,142           175,404           289,546

Rose Shaker                          5,828             5,828


      Totals:                      801,736         1,802,500         2,604,236

                                    EXHIBIT B

                                     Leases


Lessee/Location of  Property:           Lessor:

Shaker's Lincoln/Mercury                Shaker Enterprises, a Connecticut
831 Straits Turnpike                    general partnership
Watertown, CT  06795

Family Ford, Inc.                       Joseph Shaker Realty, a Connecticut
1200 Wolcott Street                     general partnership
Waterbury, CT  06705

Hometown Auto Retailers, Inc.           Joseph Shaker Realty, a Connecticut
1309 South Main Street                  general partnership
Waterbury, CT  06706

Wellesley Mazda                         Regan and Stapleton, Inc.
965 Worcester Road
Wellesley, MA  02181

                                    Exhibit C

                       Individuals Related to Shaker Group
             Who Will Resign as Employees, Officers and/or Directors
                        of the Company and its Affiliates


o     Corey Shaker, President, Chief Executive Officer and Director of the
      Company

o     Joseph Shaker, Regional Vice President and Director of the Company

o     Steven Shaker, Regional Vice President of the Company

o     Edward Shaker, Employee

o     Lillian Shaker, Employee

o     Edward D. Shaker, Employee

o     Janet Shaker, Employee

o     Richard Shaker, Employee

o     Rose Shaker, Employee

                                    Exhibit D

                 Certification of Representations and Warranties
                      of the Company set forth in Article 3


      The undersigned does hereby certify, pursuant to Section 8.1(c) of the Exchange Agreement dated _____________, 2005 among Hometown Auto Retailers, Inc., ERR Enterprises, Inc., Family Ford, Inc., Shaker's, Inc., Shaker's Lincoln/Mercury Auto Care, Inc., Hometown Brattleboro, Inc., Hometown Auto Framingham, Inc., Bay State Realty Holdings, Inc., Brattleboro Realty Holdings, Inc. and the Shaker Group (the "Agreement") that:

      (1) The undersigned is the duly-elected ______________ of Hometown Auto Retailers, Inc. (the "Company") and, as such, is authorized to make this certificate on behalf of the Company.

      (2) The representations and warranties of the Company set forth in Article 3 of the Agreement are true and correct in all material respects on and as of this date with the same force and effect as if such representations and warranties had been made on and as of the date hereof.

      (3) The Company has performed and complied in all material respects with all of the terms, covenants, and conditions contained in the Agreement that are required to be performed or complied with by the Company on or before the date hereof.


Dated:  _________________                 ________________________
                                          Name:
                                          Title:

                                    Exhibit E

                       Assumption of Liabilities Agreement
              By Shaker Auto Group and the New England Subsidiaries
                       Relating to the Assumed Liabilities


      The undersigned do hereby agree, pursuant to Section 8.1(e) of the Exchange Agreement dated _____________, 2005 among Hometown Auto Retailers, Inc., ERR Enterprises, Inc., Family Ford, Inc., Shaker's, Inc., Shaker's Lincoln/Mercury Auto Care, Inc., Hometown Brattleboro, Inc., Hometown Auto Framingham, Inc., Bay State Realty Holdings, Inc., Brattleboro Realty Holdings, Inc. and the Shaker Group (the "Agreement") to the following:

      (1) Hometown Auto Retailers, Inc. (the "Company") hereby assigns to Shaker Auto Group, Inc. ("Shaker Auto Group") and to ERR Enterprises, Inc., Family Ford, Inc., Shaker's, Inc., Shaker's Lincoln/Mercury Auto Care, Inc., Hometown Brattleboro, Inc., Hometown Auto Framingham, Inc., Bay State Realty Holdings, Inc. and Brattleboro Realty Holdings, Inc. (the "New England Subsidiaries") all of its duties and obligations with respect to, and Shaker Auto Group and the New England Subsidiaries hereby assume and agree to pay, discharge or perform, as appropriate, all of the duties and obligations of the Company arising in connection with or relating to, the Assumed Liabilities as described in Section
2.1.6 of the Agreement.

      (2) Shaker Auto Group and the New England Subsidiaries hereby indemnify and hold harmless the Company, its directors, officers, employees, agents, stockholders, successors and assigns, and all persons claiming through them, from any and all costs, claims, liabilities or expenses (including reasonable attorneys fees) which the Company may incur with respect to the liabilities and obligations of the Company which have been specifically assumed hereby by Shaker Auto Group and the New England Subsidiaries, but only to the extent set forth in the Agreement.

      (3) This Assumption of Liabilities Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

      IN WITNESS WHEREOF, the parties hereto have duly executed and sealed this Assumption of Liabilities Agreement as of the _________ day of _____________, 2005.

COMPANY:

HOMETOWN AUTO RETAILERS, INC.             ATTESTED:


By: ___________________________           ______________________________

      William C. Muller, Jr.

SHAKER AUTO GROUP:

SHAKER AUTO GROUP, INC.                   ATTESTED:


By: ___________________________           ______________________________


NEW ENGLAND SUBSIDIARIES:

ERR ENTERPRISES, INC.                     ATTESTED:


By: ___________________________           ______________________________


FAMILY FORD, INC.                         ATTESTED:
----------------


By: ___________________________           ______________________________


SHAKER'S, INC.                            ATTESTED:


By: ___________________________           ______________________________



SHAKER'S LINCOLN/MERCURY AUTO CARE  ATTESTED:
INC.


By: ___________________________           ______________________________


HOMETOWN BRATTLEBORO, INC.                ATTESTED:


By: ___________________________           ______________________________

HOMETOWN AUTO FRAMINGHAM, INC.            ATTESTED:


By: ___________________________           ______________________________


BAY STATE REALTY HOLDINGS, INC.           ATTESTED:


By: ___________________________           ______________________________



BRATTLEBORO REALTY HOLDINGS, INC.         ATTESTED:


By: ___________________________           ______________________________

                                    Exhibit F

                 Certification of Representations and Warranties
                     of the Shaker Group set forth in Article 4


      The undersigned do hereby certify, pursuant to Section 8.2(b) of the Exchange Agreement dated _____________, 2005 among Hometown Auto Retailers, Inc., ERR Enterprises, Inc., Family Ford, Inc., Shaker's, Inc., Shaker's Lincoln/Mercury Auto Care, Inc., Hometown Brattleboro, Inc., Hometown Auto Framingham, Inc., Bay State Realty Holdings, Inc., Brattleboro Realty Holdings, Inc. and the Shaker Group (the "Agreement") that:

      (1) The undersigned are the members of the Shaker Group.

      (2) The representations and warranties of the Shaker Group set forth in
Article 4 of the Agreement are true and correct in all material respects on and as of this date with the same force and effect as if such representations and warranties had been made on and as of the date hereof.

      (3) Each member of the Shaker Group has performed and complied in all material respects with all of the terms, covenants, and conditions contained in the Agreement that are required to be performed or complied with by the members of the Shaker Group on or before the date hereof.




Dated:
        ----------------------        ------------------------------
                                      Corey Shaker


Dated:
       ------------------------       ------------------------------
                                      Corey Shaker, Custodian for Lindsay Shaker


Dated:
      ------------------------        ------------------------------
                                      Corey Shaker, Custodian for Kristen Shaker


Dated:
      ------------------------        ------------------------------
                                      Corey Shaker, Custodian for Edward Shaker

                                      Edward Shaker Family Trust

Dated:                                By
      ------------------------            ---------------------------
                                          Its Trustee


Dated:
      ------------------------        ------------------------------
                                      Joseph Shaker

                                      Shaker Irrevocable Trust

Dated:                                By
      ------------------------            ---------------------------
                                          Its Trustee

                                      Richard Shaker Family Trust

Dated:                                By
      ------------------------            ---------------------------
                                          Its Trustee


Dated:
      ------------------------        ------------------------------
                                      Steven Shaker


Dated:
      ------------------------        ------------------------------
                                      Janet Shaker


Dated:
      ------------------------        ------------------------------
                                      Paul Shaker


Dated:
      ------------------------        ------------------------------
                                      Edward D. Shaker

Dated:
       -----------------------        ------------------------------
                                      Edward Shaker


Dated:
       -----------------------        ------------------------------
                                      Lillian Shaker


Dated:
       -----------------------        ------------------------------
                                      Richard Shaker


Dated:
       -----------------------        ------------------------------
                                      Rose Shaker